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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 5, 2000



                            DUPONT PHOTOMASKS, INC.

            (Exact name of registrant as specified in its charter)


           Delaware                                              74-2238819
 (State or Other Jurisdiction                                 (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)


                          131 Old Settlers Boulevard
                           Round Rock, Texas  78664

              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (512) 310-6500



                                      N/A

         (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS.

  On June 5, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)  Exhibits

  99.1 Press Release issued by the Registrant dated June 5, 2000


                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            Dupont Photomasks, Inc.



Date: June 13, 2000         By: /S/ Peter S. Kirlin
                               -----------------------------

                                    Peter S. Kirlin
                                Chairman of the Board and
                                 Chief Executive Officer
                               (Principal Executive Officer)